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                                                                    EXHIBIT 99.2

The following table sets forth the balance sheet of Tatham Offshore, Inc. at November 30, 1997 on a pro forma basis after giving effect to the election by DeepTech International Inc. of common stock under the restructuring option agreement. The pro forma adjustments reflect all of the principal and interest amounts outstanding under the Subordinated Convertible Promissory Notes ("Obligation under option agreement") that were converted into shares of Tatham Offshore common stock at $2.25 per share on December 17, 1997.

                              TATHAM OFFSHORE, INC.
                                  BALANCE SHEET
                                   (Unaudited)
                                 (In thousands)

                                                                             Issuance of    Pro Forma
                                                              November 30,     common      November 30,
                                                                 1997           stock         1997
                                                              ------------   -----------   ------------
                            Assets
                            ------
Current assets:
   Cash and cash equivalents                                   $   5,960      $      --     $   5,960
   Accounts receivable from joint venture partners                   194             --           194
   Receivable from affiliates                                      1,234             --         1,234
                                                               ---------      ---------     ---------
      Total current assets                                         7,388             --         7,388
                                                               ---------      ---------     ---------

Oil and gas properties:
   Oil and gas properties, at cost                                81,418             --        81,418
   Less - accumulated depreciation,
      depletion, amortization and impairment                      52,547             --        52,547
                                                               ---------      ---------     ---------
      Oil and gas properties, net                                 28,871             --        28,871
                                                               ---------      ---------     ---------

Deferred costs                                                     7,869             --         7,869
                                                               ---------      ---------     ---------
      Total assets                                             $  44,128      $      --     $  44,128
                                                               =========      =========     =========

Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
   Accounts payable and accrued liabilities                    $   4,289      $      --     $   4,289
   Accounts payable to affiliates                                    399             --           399
                                                               ---------      ---------     ---------
      Total current liabilities                                    4,688             --         4,688
Obligation under option agreement                                 61,709        (61,709)           --
Other noncurrent liabilities                                       7,808             --         7,808
                                                               ---------      ---------     ---------
                                                                  74,205        (61,709)       12,496
                                                               ---------      ---------     ---------
Stockholders' equity (deficit):
   Preferred stock                                                   243             --           243
   Common stock                                                       28            267           295
   Additional paid-in capital                                     84,689         61,442       146,131
   Accumulated deficit                                          (115,037)            --      (115,037)
                                                               ---------      ---------     ---------
                                                                 (30,077)        61,709        31,632
                                                               ---------      ---------     ---------
      Total liabilities and stockholders' equity (deficit)     $  44,128      $      --     $  44,128
                                                               =========      =========     =========
